AB Concentrated Growth Fund

Portfolio of Investments

March 31, 2025 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Information Technology – 34.0%
Electronic Equipment, Instruments & Components – 5.2%
Amphenol Corp. - Class A	567,039	$37,192,088

IT Services – 3.9%
Gartner, Inc.(a)	65,958	27,685,211

Semiconductors & Semiconductor Equipment – 2.0%
NVIDIA Corp.	134,769	14,606,264

Software – 22.9%
Cadence Design Systems, Inc.(a)	123,344	31,370,080
Fair Isaac Corp.(a)	15,845	29,220,715
Microsoft Corp.	169,180	63,508,480
Roper Technologies, Inc.	68,777	40,549,544

		164,648,819

		244,132,382

Financials – 18.8%
Capital Markets – 4.9%
Charles Schwab Corp. (The)	447,487	35,029,282

Financial Services – 9.6%
Mastercard, Inc. - Class A	125,095	68,567,072

Insurance – 4.3%
Arthur J Gallagher & Co.	90,443	31,224,541

		134,820,895

Health Care – 14.5%
Health Care Equipment & Supplies – 4.8%
Cooper Cos., Inc. (The)(a)	403,830	34,063,060

Life Sciences Tools & Services – 4.8%
IQVIA Holdings, Inc.(a)	193,633	34,137,498

Pharmaceuticals – 4.9%
Zoetis, Inc.	214,828	35,371,430

		103,571,988

Consumer Discretionary – 12.0%
Broadline Retail – 8.9%
Amazon.com, Inc.(a)	335,380	63,809,399

Specialty Retail – 3.1%
TJX Cos., Inc. (The)	183,344	22,331,299

		86,140,698

Industrials – 9.7%
Electrical Equipment – 4.9%
Eaton Corp. PLC	129,193	35,118,533

Professional Services – 4.8%
Automatic Data Processing, Inc.	111,415	34,040,625

		69,159,158

Materials – 3.3%
Chemicals – 3.3%
Ecolab, Inc.	94,434	23,940,908

Company	Shares	U.S. $ Value

Real Estate – 3.1%
Specialized REITs – 3.1%
American Tower Corp.	102,746	$22,357,530

Consumer Staples – 3.0%
Beverages – 3.0%
Constellation Brands, Inc. - Class A	116,948	21,462,297

Total Common Stocks (cost $471,759,743)		705,585,856

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 4.20%(b) (c) (d) (cost $8,999,346)	8,999,346	8,999,346

Total Investments – 99.6% (cost $480,759,089)(e)		714,585,202
Other assets less liabilities – 0.4%		2,563,650

Net Assets – 100.0%		$717,148,852

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day yield as of period end.
(c)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(d)	Affiliated investments.
(e)

As of March 31, 2025, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $240,850,048 and gross unrealized depreciation of investments was $(7,023,935), resulting in net unrealized appreciation of $233,826,113.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

Glossary:

REIT – Real Estate Investment Trust

AB Concentrated Growth Fund

March 31, 2025 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2025:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(a)	$705,585,856	$—	$—	$705,585,856
Short-Term Investments	8,999,346	—	—	8,999,346

Total Investments in Securities	714,585,202	—	—	714,585,202
Other Financial Instruments(b)	—	—	—	—

Total	$714,585,202	$—	$—	$714,585,202

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the nine months ended March 31, 2025 is as follows:

Fund	Market Value 06/30/2024 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 03/31/2025 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$3,717	$170,512	$165,230	$8,999	$278

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